Exhibit 99.7


               DEFERRED SHARE AWARD AGREEMENT

     This AGREEMENT is amended and restated as of March 29, 2006, by and between AMR Corporation, a Delaware corporation (the "Corporation") and an officer or a key employee of one of the Corporation's Subsidiaries (the "Employee") as identified in the e-mail or mail notification sent to the Employee on April x, 2006 (the "Notification").

     WHEREAS, pursuant to the 2003 Employee Stock Incentive Plan, as it may be amended from time to time (the "ESIP"), the Compensation Committee of the Board of Directors (the "Committee") has determined that the Employee is an officer or key employee and has further determined to make an award of Deferred Shares to the Employee as an inducement for the Employee to remain with one of the Corporation's Subsidiaries and to motivate the Employee during such employment.

     NOW, THEREFORE, the Corporation and the Employee hereby agree as follows:

     1.   Grant of Award.

     The Employee is hereby granted as of July 26, 2004 (the "Grant Date") a deferred share award (the "Award"), subject to the terms and conditions of this Agreement, as amended and restated, with respect to the number of shares of Common Stock set forth in the Notification (the "Shares"). Subject to the terms and conditions of this Agreement, the Shares covered by the Award will vest, if at all, in accordance with Section 2 hereof, on July 26, 2007 (such date hereby established as the "Vesting Date" of the Award).

     2.   Distribution of Award.

     Distribution with respect to the Award, on the  Vesting
Date, will occur, if at all, in accordance with the following terms and conditions:

     (a) If the Employee is on the payroll of a Subsidiary that is wholly owned by the Corporation as of the Vesting
Date, the Shares will be distributed to the Employee on July
27, 2007.

     (b) In the event the Employee's employment with a Subsidiary of the Corporation is terminated prior to the Vesting Date due to the Employee's death, Disability (as defined in section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended, (the "Code")), Retirement or termination not for Cause (each an "Early Termination"), the Shares covered by the Award will vest on a pro-rata basis and will be paid to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for the purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate). The pro-



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rata basis will be a percentage where the denominator is 36 and the numerator is the number of months from the Grant Date through the month of Early Termination, inclusive. The pro-rata Award will be paid (subject to Section 2(e) hereof) to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for the purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate) within 60 days after the Employee's death, Disability, Retirement or termination not for Cause.

     (c) In the event of a Change in Control of the Corporation (as defined in Section 5 hereof) after the Vesting Date but prior to the distribution of the Award, the Award will be distributed in accordance with the terms of the ESIP.

     (d)   Notwithstanding the terms of Section  2(a),  (b),
(c), the Award will be forfeited in its entirety if prior to the Vesting Date:

          (i) The Employee's employment with the Corporation (or Subsidiary or Affiliate thereof) is terminated for Cause, or if the Employee terminates his/her employment with a Subsidiary of the Corporation;

          (ii) The   Employee  becomes  an  employee  of   a
               Subsidiary that is not wholly owned by the Corporation; or

          (iii) The Employee takes a leave of absence without reinstatement rights, unless otherwise agreed in writing between the Corporation and the Employee.

     (e)  Notwithstanding the provisions of Section 2(b) hereof,
if   the   Employee   is   a  person  subject   to   section
409A(a)(2)(B)(i) of the Code, any payment on account of Retirement or termination not for Cause of the Employee shall be delayed until the sixth month anniversary of the date of separation from employment due to Retirement or termination not for Cause.

     3.   Transfer Restrictions.

     Unless otherwise permitted by the Corporation, the Award is non-transferable other than by will or by the laws of descent and distribution, and may not be assigned, pledged or hypothecated and will not be subject to execution, attachment or similar process. Upon any attempt by the Employee (or the Employee's successor in the interest after the Employee's death) to effect any such disposition, or upon the levy of any such process, the Award may immediately become null and void, at the discretion of the Corporation.

     4.   [Intentionally omitted]




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     5.   Miscellaneous.

     This Agreement (a) will be binding upon and inure to the benefit of any successor of the Corporation, (b) will be governed by the laws of the State of Texas and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Corporation and the Employee. No contract or right of employment will be implied by this Agreement.

     In consideration of the Employee's privilege to participate in the Plan, the Employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other Subsidiaries of the Corporation to join the Employee at his or her place of employment after his or her employment with American or its Affiliates is terminated. The failure by the Employee to abide by the foregoing obligations shall result in the Award being immediately forfeited in its entirety.

     For purposes of Section 2(c) hereof, the term "Change in Control" will mean a "change in ownership" or "change in effective control", or "change in ownership of the assets" of the Corporation, as determined pursuant to Internal Revenue Service Notice 2005-1 (or successor guidance thereto under section 409A of the Code).

     The   Employee  will  not  have  the  right  to   defer
distribution of the Award. Except as provided in this Agreement, the Committee and the Corporation will not accelerate distribution of the Award.

      Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the ESIP.

     6.   Adjustments in Awards.

     In the event of a Stock dividend, Stock split, merger, consolidation, re-organization, re-capitalization or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Board of Directors in the number of Shares awarded.

     7.   Prior Deferred Unit Awards.

     In consideration of this amended and restated Agreement, the Employee irrevocably agrees that any prior award granted to the Employee under a 2004 Deferred Unit Agreement, as hereby amended and restated, is hereby


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forfeited in its entirety and will hereafter be of no further effect and such prior award is replaced in its entirety with the Award granted under this Agreement.

     8.   American Jobs Creation Act.  Amendments to this
Agreement may be made by the Corporation, without the Employee's consent, in order to ensure compliance with the American Jobs Creation Act of 2004.

     IN WITNESS HEREOF, the Employee and the Corporation have executed this Deferred Unit Agreement as of the day and year first above written.



Employee                           AMR CORPORATION

______________________________     __________________________
                                   Charles D. MarLett
                                   Corporate Secretary